SECTION 906 CERTIFICATION
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
Morgan Stanley California Tax-Free Daily Income Trust
     In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended June 30, 2008 that is accompanied by this certification, the undersigned hereby certifies that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: August 15, 2008	/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley California Tax-Free Daily Income Trust and will be retained by Morgan Stanley California Tax-Free Daily Income Trust and furnished to the Securities and Exchange Commission or its staff upon request.

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SECTION 906 CERTIFICATION
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
Morgan Stanley California Tax-Free Daily Income Trust
     In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended June 30, 2008 that is accompanied by this certification, the undersigned hereby certifies that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: August 15, 2008	/s/ Francis Smith
Francis Smith
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley California Tax-Free Daily Income Trust and will be retained by Morgan Stanley California Tax-Free Daily Income Trust and furnished to the Securities and Exchange Commission or its staff upon request.

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